                                                                   EXHIBIT 23.7

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made part of the Registration Statement on Form S-4 of Golden Sky Systems, Inc. (File No. 333-64367) of which this Exhibit forms a part.


                         /s/  Aldrich, Kilbride & Tatone LLP


Salem, OR
November 25, 1998